EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of 4Kids Entertainment, Inc. (the “Company”), that the Quarterly Report of the Company on Form 10-Q/A for the period ended September 30, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2011

                                                                                     By: /s/ Samuel R. Newborn
                                                                                     Samuel R. Newborn
                                                                                     principal executive officer

Date: March 30, 2011

                                                                                     By: /s/ Bruce R. Foster
                                                                                     Bruce R. Foster
                                                                                     Executive Vice President and
                                                                                     Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to 4Kids Entertainment, Inc. and will be retained by 4Kids Entertainment, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.